                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM  8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) December 6, 1996
                                                        ----------------

                              ZYCON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      33-95284                        94-2348052
--------------------------------------------------------------------------------
  (State of              (Commission File Number)               (IRS Employer
Incorporation)                                               Identification No.)


                  445 El Camino Real, Santa Clara, CA   95050
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code  (408) 241-9900
                                                          --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





                                                                  This is Page 1

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a) On December 4, 1996, Zycon Corporation, a Delaware corporation (the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Hadco Corporation, a Massachusetts corporation ("Parent") and Hadco Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("Purchaser"), pursuant to which Purchaser has agreed to acquire the Company. In accordance with the Merger Agreement, on December 11, 1996, Purchaser commenced a cash tender offer for all outstanding shares of the Company's common stock (the "Share" or "Shares") at a price of $18.00 per Share. The Merger Agreement provides that, following completion of the tender offer, Purchaser will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the "Merger").

     In connection with the above-described Merger, the Company dismissed its independent public accountant, KPMG Peat Marwick, L.L.P., on December 6, 1996. Such dismissal was made at Purchaser's request.

     None of KPMG Peat Marwick, L.L.P's reports on the Company's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. On December 12, 1996, the Company's Audit Committee of the Board of Directors ratified the dismissal of KPMG Peat Marwick, L.L.P. During the Company's two most recent fiscal years and the subsequent interim period preceding the Company's dismissal of KPMG Peat Marwick, L.L.P., there have been no disagreements with KPMG Peat Marwick, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick, L.L.P., would have caused KPMG Peat Marwick, L.L.P. to make reference to the subject matter of the disagreement in connection with its report.

          (b) On December 12, 1996, Arthur Andersen, L.L.P. was engaged by the Company as the principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent interim period prior to engaging Arthur Andersen, L.L.P., neither the Company nor anyone on its behalf, consulted Arthur Andersen, L.L.P. regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Arthur Andersen, L.L.P. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, or a reportable event as defined in Regulation S-K,
Section 229.304(a)(2).

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c)   Exhibits.

               16 Letter from KPMG Peat Marwick, L.L.P. (To be filed with the Commission within 10 business days from the date of the filing of this Form 8-K).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ZYCON CORPORATION
                                           --------------------------------
                                                      (Registrant)


Date:  December 12, 1996.                     /s/ Kenneth R. Shilling
                                           --------------------------------
                                           Kenneth R. Shilling,
                                           Vice President, Finance and
                                           Chief Financial Officer